                                                                    Exhibit 99.3
                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                              )     Chapter 11
                                    )
ROUGE INDUSTRIES, INC.,             )     Case No. 03-13272 (MFW)
     et al.,                        )     (Jointly Administered)
                                    )
              Debtors.              )     Re: Docket No. 381, 421, 427, 429



                            Agreement and Stipulation
                            __________________________



          Whereas, on January 30, 2004, the above-captioned debtors and debtors-in-possession (collectively, the "Debtors") filed the Motion For An Order (A) Authorizing Termination Of The Debtors' Collective Bargaining Agreements Under Section 1113 Of The Bankruptcy Code; And (B) Authorizing Termination Of Certain Union Retiree Benefits Pursuant To Section 1114 Of The Bankruptcy Code (D.I. 381) (the "Motion"); and


          Whereas, on February 14, 2004, the International Union, United Automobile Aerospace and Agricultural Implement Workers of America, UAW and its Local 600 (collectively, the "UAW") filed the Memorandum of International Union, UAW and UAW Local 600 in Opposition to Debtors' Motion for An Order (A) Authorizing Termination of the Debtors' Collective Bargaining Agreements Under
Section 1113 of the Bankruptcy Code and (B) Authorizing Termination of Certain Union Retiree Benefits Pursuant to Section 1114 of the Bankruptcy Code (D.I.
421)(the "Objection"), and asserted, inter alia, that termination of the CBA is not available as a statutory remedy under Section 1113 of the Code; and

          Whereas, on February 17, 2004, the Debtors filed a Motion to File Reply Memorandum in Support of the Motion (the "Reply"); and

          Whereas, the hearing on the Motion, having been adjourned to permit the parties to attempt to amicably resolve the Objection; and

          Whereas, by virtue of the parties having engaged in good faith, arms-length negotiations and having entered into this agreement and stipulation (the "Stipulation"), each of the respective parties has engaged in good faith decision and effects bargaining; and

          Whereas, the parties hereto desire to amicably resolve the Motion and Objection and to therefore resolve any and all claims and disputes against each other; and

INCORPORATING THE BACKGROUND HEREIN, IT IS HEREBY STIPULATED AND AGREED BY THE PARTIES HERETO, SUBJECT TO COURT APPROVAL, AS FOLLOWS:

     1. For purposes of this Stipulation and the order approving this Stipulation (i) "UAW-Represented Persons" shall mean all retired and non-retired UAW-represented employees of Rouge, along with their spouses, dependents and survivors, if any, (ii) "CBA" shall mean the agreements listed on Exhibit A hereto, (iii) "Hourly Retirement Plan" means the Rouge Steel Company - UAW Retirement Plan, (iv) "Code" means the Bankruptcy Code, as amended; (v) "Severstal" means Severstal North America, Inc., (vi) "Closing Date" means January 30, 2004, (vii) "Final Order" shall mean an order approving this Stipulation that has become a final nonappealable (unless the parties agree otherwise in writing) order after notice and an opportunity to object to the entry of the proposed form of order is provided to all UAW-Represented Persons and other parties in interest, and the Bankruptcy Court overrules any such objection (such notice to UAW-Represented Persons need not be provided prior to the entry by the Court of any interim order approving this Stipulation), and (viii) "Final Order Date" shall mean the date the order approving this Stipulation becomes the Final Order.

     2. The parties have agreed to entry of an order which shall provide that the CBA shall be deemed rejected pursuant to Code Section 1113(c), and that such rejection shall be effective on the Final Order Date. The rejection of the CBA shall constitute a court-authorized breach of the CBA on and as of the Final Order Date, and not a termination of the CBA.

     3. The Debtors and the UAW agree that all UAW-Represented Persons who were employees of the Debtors on January 29, 2004 were permanently laid off by the Debtors on January 20, 2004, rather than terminated, and that all such persons appear to have no further opportunity for employment with the Debtors, or any of them.

     4. The entry of the Final Order shall not have the effect of terminating the Hourly Retirement Plan. Neither Rouge Steel Company nor any of the other Debtors shall enter into any agreement with the Pension Benefit Guaranty Corporation regarding the Hourly Retirement Plan without the consent of the UAW. The UAW shall promptly move for leave to intervene in any civil action filed by the Pension Benefit Guaranty Corporation against the Hourly Retirement Plan seeking to terminate it.

     5. The UAW, on behalf of UAW-Represented Persons who were on leave as of the Closing Date and on a list agreed to by the Debtors and the UAW (the "Leave Group") (as reduced for those hired by Severstal from time to time), shall be allowed an administrative expense attributable to certain welfare benefit claims of the Leave Group in the amount of $2,070,000, less
     (i) the Grievance Administrative Expense Amount, as hereinafter defined and
     (ii) the Vacation Amount, as hereinafter defined (the "Leave Amount"). The Leave Amount shall be paid to a trust or escrow account established for this purpose (the "Trust") within five days of the Final Order Date. The Trust shall be governed by terms to be agreed to among the Debtors and the UAW and will provide for the administration and distribution of Trust principal and income for the benefit of the Leave Group, in the manner directed by the UAW. Before July 31, 2004, the UAW shall file a motion seeking Court approval of final distribution to or for the benefit of members of the Leave Group. The UAW shall appoint the trustee of the Trust. In addition, the UAW shall have for the benefit of the Leave Group an allowed general unsecured claim of $5,802,000.


6. The Debtors agree that all their welfare benefit plans will be continued to and including March 31, 2004 and that all liabilities incurred under those plans to and including March 31, 2004 shall be paid as an administrative expense (the "Pre-April 1, 2004 Welfare Plan Liabilities"). The Debtors will terminate all their current welfare plans effective March 31, 2004, and will cease providing all welfare plan benefits for periods after that date.

7. From April 1, 2004 through July 31, 2004, the Debtors will fund medical insurance benefits for the Leave Group through Blue Cross Blue Shield Cluster 0149, and such medical insurance benefits will be provided to such members of the Leave Group as are designated by the UAW, with all insurance premiums for such coverage from April 1, 2004 through July 31, 2004 to be credited against the Leave Amount. The Debtors will cooperate in the transition of Leave Group members to such Cluster 0149.

8. The UAW understands that the Debtors have discontinued the provision of all welfare benefits entitlements incurred by UAW-Represented Persons after they have been hired by Severstal. The UAW agrees that no administrative claim shall exist against the Debtors in connection with any such welfare benefit entitlements incurred after such discontinuation of benefits. Nothing in this paragraph 8 is modified by paragraph 19.

9. The UAW agrees that the cessation of benefits and the modification of benefits as provided in Paragraphs 6 and 8 above shall be deemed made pursuant to entry of an order under Section 1113(e) and 1114(h) of the Code.

10. Upon and after the Final Order Date, pursuant to Section 1114 of the Code, the UAW shall be allowed a general unsecured claim of $25,440,000 against the Debtors, on behalf of UAW-Represented Persons. The aforesaid unsecured claim is based upon the present value of Rouge post-retirement health insurance, life insurance and Medicare Part B benefit entitlements (the "OPEB Entitlements") of hourly UAW-Represented Persons who retired on or before January 30, 2004. The distribution of any amounts as to this allowed general unsecured claim for these OPEB Entitlements shall be made to each beneficiary of such OPEB Entitlement claim pro-rata based upon the present value of their claim compared to the total allowed claim for OPEB Entitlements in this category.

11. Upon and after the Final Order Date, pursuant to Section 1114 of the Code, the UAW shall be allowed a general unsecured claim of $48,340,000 against the Debtors, on behalf of UAW-Represented Persons. The aforesaid unsecured claim is based upon the present value of the OPEB Entitlements of hourly UAW-Represented Persons who were or would have been eligible to retire from Rouge on or before August 1, 2004 with a right to post-retirement benefits from Rouge, but who had not retired by January 30, 2004. The distribution of any amounts as to this allowed general unsecured claim shall be made to each beneficiary of such OPEB Entitlement claim pro-rata based upon the present value of their claim compared to the total allowed claim for OPEB Entitlements in this category.

12. Upon the Final Order Date, pursuant to Section 1114 of the Code, the UAW shall be allowed a general unsecured claim of $1,230,000 against the Debtors, on behalf of UAW-Represented Persons. The aforesaid unsecured claim is based upon the present value of OPEB Entitlements of salaried UAW-Represented Persons who retired on or before January 30, 2004. The distribution of any amounts as to this allowed general unsecured claim for these OPEB Entitlements shall be made to each beneficiary of such OPEB Entitlement claim pro-rata based upon the present value of their claim compared to the total allowed claim for OPEB Entitlements in this category.

13. Upon the Final Order Date, pursuant to Section 1114 of the Code, the UAW shall be allowed a general unsecured claim of $975,000 against the Debtors, on behalf of UAW-Represented Persons. The aforesaid unsecured claim is based upon the present value of the OPEB Entitlements of salaried UAW-Represented Persons who were eligible to retire from Rouge as of August 1, 2004 with a right to post-retirement benefits from Rouge, but who had not retired by January 30, 2004. The distribution of any amounts as to this allowed general unsecured claim shall be made to each beneficiary of such OPEB Entitlement pro-rata based upon the present value of their claim compared to the total allowed claim for OPEB Entitlements in this category.

14. Upon and after the Final Order Date, pursuant to Section 503(b)(1)(A) of the Code, the UAW shall be allowed an administrative expense in an amount not to exceed $34,000 (the "Vacation Amount") which is attributable to all earned unused vacation pay due members of the Leave Group on leave as of the Closing Date who are not hired by Severstal within one (1) year of the Closing Date.

15. The UAW and UAW-Represented Persons may file general unsecured rejection damage claims for any asserted rejection damages and a general unsecured claim to the extent the facts underlying the assumptions establishing the general unsecured claim amount in paragraph 5 have changed, provided that to be timely such claims must be filed within thirty days following the Final Order Date with the Claims Agent established by Court order. No such claim shall be afforded administrative expense status, and the Debtors, the Creditors' Committee and any party in interest may object to any such claim. The provisions of this paragraph 15 do not apply to administrative expenses or general unsecured claims that, as provided in the other paragraphs of this Stipulation, are to be treated and allowed in accordance with this Stipulation.

16. The Debtors represent and warrant that they have contracted with a third-party provider for the payment of all outstanding obligations to UAW-Represented Persons for unpaid Survivor Income Benefits for deaths occurring on or before the Closing Date (if any), and further, that such benefit plan will be maintained for any death that may occur through March 31, 2004, to the extent provided in paragraph 6 and 8.

17. The Debtors and the UAW agree that all outstanding filed grievances against Rouge arising under the CBA shall be resolved as follows:

     a. Between the execution of this Stipulation and March 8, 2004, the Debtors and the UAW shall meet to resolve all outstanding grievances under the CBA ("Grievances"). On March 8, 2004, all mutually agreed Grievance resolutions reached by that time (the "Resolved Grievances"), all Grievances withdrawn by the UAW as of that time (the "Withdrawn Grievances"), and all Grievances that are not resolved or withdrawn by that time (the "Unresolved Grievances") shall be summarized by the parties in a schedule that will become an appendix to this Stipulation (the "Grievance Appendix"), and will be provided with this Stipulation as part of the notice to all UAW-Represented Persons and other parties in interest pursuant to the Court's Order of March 2, 2004 granting interim approval of this Stipulation. Only Resolved Grievances listed in the Grievance Appendix as being entitled to administrative expense payments shall be entitled to such a payment, and the Debtors shall pay all such administrative expense payments (together, the "Grievance Administrative Expense Amount") within five days after the Final Order Date.

               b. All Grievances listed as Unresolved Grievances on the Grievance Appendix shall thereafter be resolved only through the timely filing of a proof of claim by the UAW filed by the bar date in this matter, rather than through the arbitration process provided for under the CBA, and no administrative expense shall be allowed as to any such Unresolved Grievances. No relief shall be afforded against any party as to Withdrawn Grievances.

          18. The UAW will assert no claim against Double Eagle Steel Coating Company ("Double Eagle") or its general partners arising from or relating to rejection of the Double Eagle labor agreement (listed in Exhibit A), cessation of any benefits thereunder, or arising from the Debtors' bankruptcy cases.

          19. The UAW waives and shall not assert any administrative claim other than those administrative claims set forth in this Stipulation. The total allowed administrative expense claims for the UAW and UAW-Represented Persons shall not exceed $2,070,000, exclusive of Pre-April 1, 2004 Welfare Plan Liabilities. Except for general unsecured claims as set forth in paragraphs 15 and 17(b) hereof as to the UAW-Represented Persons, this Stipulation sets forth all claims of the UAW and the UAW-Represented Persons against the Debtors and shall constitute final and full settlement of all claims that may be made by the UAW and the UAW-Represented Persons against the Debtors and their estates. Other than as provided in this Stipulation, neither the Debtor nor the UAW have any further obligation under any grievance procedure of the rejected CBA.



AGREED
Rouge Industries, Inc.
on behalf of itself and the other Debtors:



By: /s/ Gary P. Latendresse
    ---------------------------

Print Name: Gary P. Latendresse
            -------------------

Date: 3-2-04
      -------------------------

AGREED
International Union, United Automobile
Aerospace and Agricultural Implement
Workers of America, UAW and UAW
Local 600:

By: /s/ Michael Nicholson
    ---------------------------

Print Name: Michael Nicholson
            -------------------

Date: March 1, 2004
      -------------------------

CONSENTED
Official Committee of Unsecured Creditors:

By:
    ---------------------------

Print Name:
            -------------------

Date:
      -------------------------

AGREED
International Union, United Automobile
Aerospace and Agricultural Implement
Workers of America, UAW and UAW
Local 600:

By:
    ___________________________________


Print Name:
            ___________________________


Date:
      _________________________________



CONSENTED
Official Committee of Unsecured Creditors:



By: /s/ Paul M. Singer
    ___________________________________


Print Name: Paul Singer
            ___________________________


Date:  3-2-04
      _________________________________

EXHIBIT A

1. 2000-2004 Collective Bargaining Agreement, dated August 6, 2000, between Rouge Steel Company and International Union, United Automobile, Aerospace and Agricultural Implement Workers of America, UAW, including the Insurance Program consisting of two parts, the Insurance Program Hospital-Surgical-Medical-Drug-Dental-Vision Expense Coverages (for Hourly Employees) and the Insurance Program -- Group Life and Disability Insurance (for Hourly Employees), the Skilled Trades Supplemental Agreement dated August 6, 2000, the Agreement on Apprenticeship Standards, Letters of Understanding, and the unit agreements with the Steel Unit and Steel Maintenance and Construction Unit.

2. 2000-2004 National Settlement Agreement Between Rouge Steel Company and the UAW, dated August 6, 2000.

3. 2000-2004 National Settlement Agreement Between Rouge Steel Company and UAW, Salaried Laboratory Unit, dated August 9, 2000.

4. 2001-2004 National Settlement Agreement Between Double Eagle Steel Coating Company and the UAW, dated December 10, 2001.

5.   2000-2004 Agreement Concerning Retirement Plan, dated August 6, 2000.

6. 2000-2004 Agreement Concerning Rouge Steel Company Tax-Efficient Savings Plan for Hourly Employees.

7. 2000-2004 Agreement Concerning the Rouge Steel Company Profit Sharing Plan for Hourly Employees, dated August 14, 2000.

8. 2000-2004 Agreement Concerning Supplemental Unemployment Benefit Plan and the Supplemental Unemployment Benefit Plan between Rouge Steel Company and the UAW, dated as of June 5, 1992, as amended, which were assumed by Severstal. (Nothing in this Stipulation shall affect Severstal's obligation under its 2004-2007 agreement with the UAW to assume the SUB Plan and related trust agreement on an ongoing basis.)

9. 2000-2004 Agreement Concerning Guaranteed Income Stream Benefit Program and the Guaranteed Income Stream Benefit Program, between Rouge Steel Company and the UAW, dated as of June 5, 1992, as amended.

10. 2000-2004 UAW-Rouge Steel Company Agreement Concerning Legal Services Plan for UAW-Represented Hourly Employees of Rouge Steel Company in the United States.

                                   EXHIBIT B
                            ROUGE GRIEVANCE APPENDIX

GRIEVANCE
NUMBER            GRIEVANT                            DATE FILED           RESOLUTION
CC185433          #3 STRAND CRANE OPER.                 4/8/2003           Unresolved
ML2806            ADAMS, P.                            6/24/2003           Unresolved
JPB02903          ANDERSON, PAUL                       3/10/2003           Unresolved
JPB03503          BELLINGER, MIKE                       4/7/2003           Unresolved
L2051             BLAKESLEAY, S.                        8/7/2003           Unresolved
JPB01002          BOLT, WILLIAM                        8/16/2002           Unresolved
JPB08104          BONNER, PATRICK                      1/30/2004           Unresolved
MK2808            BOSAK, J.                            10/9/2003           Withdrawn
JPB04003          BOSWELL, CHEALEN                     4/21/2003           Unresolved
J2055             BOYNTON, R.                          10/23/2003          Unresolved
CC179942          BRADLEY, CHARLES                     3/12/2002           Unresolved
JPB02002          BRADLEY, CHRIS                        1/2/2003           Unresolved
CC185546          BRATA, P -- ROUPE, D                 7/28/2003           Unresolved
CC162359          BREEDING, D                          10/28/2003          Unresolved
JPB00102          BROWN, BIES                          7/24/2002           Unresolved
JPB02803          BROWN, WILLIAM                        2/6/2003           Unresolved
JPB03003          BROWN, WILLIAM                       3/20/2003           Unresolved
CC162297          BUCHANAN, DENNIS                     3/10/2001           Unresolved
CC162298          BUCHANAN, DENNIS                      8/7/2001           Unresolved
CC165012          BURGESS, CANDICE                     11/7/2002           Unresolved
JPB03403          C/M MAINTENANCE                       4/8/2003           Unresolved
K2048             CAMILL, E.                            8/7/2003           Unresolved
CC185564          CAMILL, ERIC                         6/24/2003           Unresolved
JPB04103          CARABALLO, PAUL                       5/7/2003           Unresolved
CC185549          CARLIN, J                            10/28/2003          Unresolved
J1998             CARTER, W.                           7/31/2002           Unresolved
CC161637          CARTER, WILLIAM                      8/22/2001           Unresolved
CC121008          CHAPPELL, C                          6/12/2001           Unresolved
DE 1959           CHARLESTON, L.                        9/2/2001           Unresolved
CC162360          CHIRLA, J                            10/28/2003          Unresolved
JPB07703          CHURCH, TRAVIS                       1/29/2004           Unresolved
JPB03203          CLARK, RON                           3/24/2003           Unresolved
J2053             COLEMAN, E.                          10/23/2003          Unresolved
CC182544          COLEMAN, LARRY                       11/11/2003          Unresolved
J 2012            COLLINS, D.                          10/23/2002          Withdrawn
TPL00903          COTTER, MARIE                         3/7/2003           Unresolved
CC182459          COX, DON                             12/3/2002           Unresolved
JPB07303          COX, DON                             10/28/2003          Unresolved
CC171392          CUCINELLA, A.                        2/19/2002           Unresolved
CC171493          CUCINELLA, A.                        2/19/2002           Unresolved
CC171499          CUCINELLA, A.                        2/19/2002           Unresolved
CC162336          DALLY, JOHN                          11/4/2002           Unresolved
JPB01202          DALLY, JOHN                          11/4/2002           Unresolved
JPB01802          DALLY, JOHN                          12/3/2002           Unresolved
CC182460          DALLY, JOHN                          12/3/2002           Unresolved
CC182461          DALLY, JOHN                          12/3/2002           Unresolved
CC182462          DALLY, JOHN                          12/3/2002           Unresolved
CC182568          DALLY, JOHN                           2/4/2003           Unresolved
CC162343          DALLY, JOHN                           5/7/2003           Unresolved
CC162338          DALZOT, SILVIO                       12/17/2002          Unresolved
L2071             DAY, T.                              12/5/2003           Unresolved


                                     1 of 5

                                   EXHIBIT B

                            ROUGE GRIEVANCE APPENDIX


GRIEVANCE
NUMBER               GRIEVANT                       DATE FILED        RESOLUTION
--------------------------------------------------------------------------------
TPL02902        DENEEN, MICHAEL                     6/25/2002         Unresolved
CC182589        DESCCO MAINTENANCE                 10/28/2003         Unresolved
K2045           DIXON, A.                           7/30/2003         Unresolved
CC185421        EAVES, HENRY                       10/23/2002         Unresolved
CC185586        ELKINS, JAMIE                      10/28/2003         Unresolved
CC182545        ELLIS, N                           10/28/2003         Unresolved
CC182470        EMERY, J                            3/10/2003         Unresolved
CC185414        EWING, PATRICK                      10/3/2002         Unresolved
CC185559        FALLS, MARVIN                      10/28/2003         Unresolved
CC162358        FAVOT, KEN                         10/28/2003         Unresolved
CC162392        FAVOT, KEN                         10/28/2003         Unresolved
CC171599        FEUCHTER, E                        12/17/2002         Unresolved
JPB03603        FLETCHER, A                         4/16/2003         Unresolved
CC182586        FLETCHER, T                         2/12/2003         Unresolved
CC185507        FLORES, RAUL                        1/21/2003         Unresolved
CC185509        FLORES, RAUL                        2/12/2003         Unresolved
ML2796          FRANKLIN, G.                         1/9/2001         Unresolved
J2046           GAMBLE, S.                          7/29/2003         Unresolved
J2054           GARNES, F.                         10/23/2003         Unresolved
CC185430        GENNA, SAMUEL                       2/21/2003         Unresolved
JPB07803        GENTRY, ERICCA                      1/29/2004         Unresolved
CC185547        GLASER, A                          10/28/2003         Unresolved
JPB07503        GREEN, GARY                        12/10/2003         Unresolved
CC179927        GRIER, GREG                         5/23/2002         Unresolved
CC161691        H/M MAINTENANCE                     8/13/2002         Unresolved
CC182587        HALE, D                            10/28/2003         Unresolved
CC179992        HALL, JIMMY                          9/6/2002         Unresolved
K2019           HANKS, K.                            1/7/2003         Unresolved
DE 7008         HARLAQUE, C.                        7/29/2003          Withdrawn
JPB03103        HARMAN, CHARLES                     3/20/2003         Unresolved
DE 7005         HARRIS, T.                          2/21/2003          Withdrawn
CC182471        HARRIS, A                           2/12/2003         Unresolved
CC171543        HARRIS, ALAN                        5/14/2002         Unresolved
CC161700        HARRIS, CHRIS                       9/24/2002         Unresolved
J2064           HEAD, L.                           11/26/2003         Unresolved
CC161636        HERRING, R                          8/22/2001         Unresolved
JPB03803        HILDINGER, NICHOLAS                 4/22/2003         Unresolved
K 2031          HNILO, R.                            2/6/2003         Unresolved
CC185553        HNILO, RUDOLPH                     10/28/2003         Unresolved
CC182591        HODGES, E                          10/28/2003         Unresolved
J2014 (RS67)    HOLMES, Y.                          1/13/2003         Unresolved
CC182520        HORBOWY, RON                        1/10/2003         Unresolved
J2067           HOUGAS, D.                          12/5/2003         Unresolved
CC185548        HOWARD, R                          10/28/2003         Unresolved
CC214025        HUBBARD, SIMONE                    12/10/2003         Unresolved
L2050           HUBER, D                             8/8/2003         Unresolved
CC182584        HUDSON, KAREEMAH                    4/16/2003         Unresolved
J 2040          J-9 Group Grievance
                 (No list provided)                11/13/2002         Unresolved
J 2042          J-9 Group Grievance
                 (No list provided)                 7/29/2003         Unresolved
JPB03703        J-9 MACHINE REPAIRMAN               4/22/2003         Unresolved
JPB03303        J-9 MACHINE REPAIRMEN                4/8/2003         Unresolved







                                    2 of 5

                                   EXHIBIT B

                            ROUGE GRIEVANCE APPENDIX



GRIEVANCE
NUMBER              GRIEVANT                           DATE FILED               RESOLUTION
---------           -------------------------          ----------               ----------
TPL01802            J-9 MACHINE SHOP                   4/22/2002                Unresolved
JPB04203            J-9 MACHINE SHOP                   5/7/2003                 Unresolved
JPB04303            J-9 MACHINE SHOP                   5/7/2003                 Unresolved
JPB04403            J-9 MACHINE SHOP                   5/20/2003                Unresolved
JPB04503            J-9 MACHINE SHOP                   5/20/2003                Unresolved
JPB04803            J-9 MACHINE SHOP                   5/20/2003                Unresolved
JPB05003            J-9 MACHINE SHOP                   6/9/2003                 Unresolved
JPB05103            J-9 MACHINE SHOP                   6/9/2003                 Unresolved
JPB05303            J-9 MACHINE SHOP                   6/12/2003                Unresolved
JPB05603            J-9 MACHINE SHOP                   7/22/2003                Unresolved
JPB05703            J-9 MACHINE SHOP                   7/22/2003                Unresolved
JPB06103            J-9 MACHINE SHOP                   7/28/2003                Unresolved
JPB06203            J-9 MACHINE SHOP                   7/28/2003                Unresolved
JPB06303            J-9 MACHINE SHOP                   7/28/2003                Unresolved
JPB06403            J-9 MACHINE SHOP                   7/28/2003                Unresolved
TPL01702            J-9 MACHINISTS                     4/24/2002                Unresolved
JPB00302            J-9 MACHINISTS                     8/8/2002                 Unresolved
J2065               JEWELL, S.                         11/26/2003               Unresolved
CC161644            JINN. B                            3/28/2001                Unresolved
JPB08004            JOLLIFF, ROBERT                    1/30/2004                Unresolved
CC161624            JONES, J.                          8/22/2001                Unresolved
CC171519            KELLY, THOMAS                      5/23/2002                Unresolved
CC171444            KLESZCZ, ROBERT                    1/15/2002                Unresolved
K2056               KNEIPER, J.                        10/21/2003               Unresolved
CC179989            KONARSKE, JULIE                    6/19/2002                Unresolved
CC185588            KONARSKE, JULIE                    10/28/2003               Unresolved
CC185589            KONARSKE, JULIE                    10/28/2003               Unresolved
CC185591            KONARSKE, JULIE                    10/28/2003               Unresolved
JPB07904            KOWALSKE, DONALD                   1/29/2004                Unresolved
J2060               KRASUSKY, J.                       11/26/2003               Unresolved
CC182542            KRISKO, STEVE                      11/11/2003               Unresolved
CC185550            LANGDEAU/DILLAHA                   10/28/2003               Unresolved
JPB07003            LIVINGSTON, LAWRENCE               12/10/2003               Unresolved
JPB07403            LOVE, MICHAEL                      10/28/2003               Unresolved
CC185413            MACON, ROSEMARY                    10/3/2002                Unresolved
CC162384            MAIALE, PASQUALE                   7/22/2003                Unresolved
CC179987            MARCUS, JAMES                      9/3/2002                 Unresolved
CC171438            MARSHALL, JOHN                     11/7/2002                Unresolved
L2072               MARTIN, B.                         12/8/2003                Withdrawn
CC162394            MARTIN, KEANAN                     10/28/2003               Unresolved
CC214050, 51        MARTIN, KEARAN                     1/29/2004                Unresolved
CC182528            MATIER, THOMAS                     5/14/2003                Unresolved
ML2807              MCCASTLE, V.                       7/11/2003                Withdrawn
J2052               MCCONICO, M.                       8/7/2003                 Unresolved
CC185511            McSHANN, D                         2/12/2003                Unresolved
TPL02102            MERRIHEW, MICHAEL                  5/13/2002                Unresolved
CC182565            MOORE, T                           2/12/2003                Unresolved
JPB03903            MORTON, ERWIN                      4/30/2003                Unresolved
CC182511            MOSLEY, JACQUETTA                  12/10/2003               Unresolved
CC182575            MOSLEY, JACQUETTA                  12/10/2003               Unresolved
CC179990            MURRAY, VIRGIL                     9/3/2002                 Unresolved

                                     3 of 5

                                   EXHIBIT B
                            ROUGE GRIEVANCE APPENDIX


GRIEVANCE
NUMBER            GRIEVANT                 DATE FILED               RESOLUTION
---------         --------                 ----------               ----------
k0720             MYERS, R.                 12/5/2003               Unresolved
CC179956          NASH, JOE                 6/19/2002               Unresolved
CC164955          O'MEARA, JERRY           12/19/2001               Unresolved
CC162303          O'MEARA, JERRY            2/7/2002                Unresolved
TPL00303          O'MERA, JERRY             2/12/2003               Unresolved
CC162264          PATTERSON, G              6/26/2001               Unresolved
CC185424          PEGG, LISA               11/19/2002               Unresolved
CC161605          PEGUESE, W                6/12/2001               Unresolved
DE 7004           PERRY, L.                12/2/2002                Unresolved
CC162220          PETERSON, C               9/24/2002               Unresolved
TPL00102          PILLINGER, B              1/15/2002               Unresolved
CC179911          PILLINGER, B              2/6/2002                Unresolved
CC182574          PITT, TERRY               4/16/2003               Unresolved
CC185432          POLK, O.V.                3/28/2003               Unresolved
CC185434          POWELL, DAVID             3/28/2003               Unresolved
CC161582          PROCTOR, JOHN             3/24/2003               Unresolved
CC162391          RAMEY, WAYNE              6/9/2003                Unresolved
DE 7007           RENFROE, N.               7/29/2003               Withdrawn
CC161583          RICE, D                   6/26/2001               Unresolved
JPB07603          RICE, DARNIE              1/29/2004               Unresolved
CC185502          ROHDE, MICHAEL            6/9/2003                Unresolved
CC185503          ROHDE, MICHEAL            6/9/2003                Unresolved
CC185506          ROHDE, MICHEAL            6/9/2003                Unresolved
CC165007          RUTHERFORD, MIKE          1/15/2002               Unresolved
JPB06503          SCHACK, LAWRENCE          7/22/2003               Unresolved
JPB00502          SEE LIST (Attached)       8/30/2002               Unresolved
JPB01102          SEE LIST (Attached)       9/30/2002               Unresolved
CC161691          SEE LIST (Attached)       8/13/2002               Unresolved
DE 7006           SHAW, V.                  2/21/2003               Unresolved
CC182535          SHAW, PAMELA              4/10/2003               Unresolved
CC179961          SKELTON, DARRYL          10/25/2002               Unresolved
CC179928          SLACK, ROBERT             4/20/2002               Unresolved
CC179921          SMART, MELVIN             3/18/2002               Unresolved
CC179922          SMART, MELVIN             3/18/2002               Unresolved
J2058             SMITH, C.                11/26/2003               Unresolved
J2073             SMITH, S.                12/17/2003               Withdrawn
CC162342          SMITH, JEFF               5/7/2003                Unresolved
CC162367          SMITH, MARK               6/9/2003                Unresolved
CC162400          SO, KEVIN                11/3/2003                Unresolved
CC162364          SO, KEVIN                11/3/2003                Unresolved
CC185585          SOLOMON, JIM             11/3/2003                Unresolved
CC162397          SUTHERLAND, SHANE        10/28/2003               Unresolved
CC185587          SUTHERLAND, SHANE        10/28/2003               Unresolved
CC182559          TAYLOR, TEMPERANCE        6/9/2003                Unresolved
CC182567          TENAGLIA, B               2/4/2003                Unresolved
CC182566          TENAGLIA, B               2/4/2003                Unresolved
J2061             THARPE, J.               11/26/2003               Unresolved
CC185427          THARPE, JOHN             12/17/2002               Unresolved
TPL03303          THOMAS, BORIS             6/13/2003               Unresolved
DE7009            Tomlin, R                 1/21/2004               Unresolved
K2068             TRUMBULL, K.             12/5/2003                Withdrawn


                                     4 of 5

                                   EXHIBIT B
                            ROUGE GRIEVANCE APPENDIX

GRIEVANCE
NUMBER         GRIEVANT                 DATE FILED     RESOLUTION
---------      --------                 ----------     ----------
CC162372       TUMPKIN, LIZA             6/9/2003      Unresolved
JPB01402       UNION                    10/31/2002     Unresolved
JPB01602       UNION                    11/5/2002      Unresolved
JPB01702       UNION                    11/19/2002     Unresolved
CC179988       VANWASSHNOVA, JERRY       9/3/2002      Unresolved
CC185562       WALACE, CAROL            10/28/2003     Unresolved
CC185561       WALKER, CHARLIE           6/9/2003      Unresolved
CC185568       WALKER, CHARLIE          10/28/2003     Unresolved
CC162361       WALKER, MED              10/28/2003     Unresolved
CC162363       WALKER, MED              10/28/2003     Unresolved
CC185554       WALLACE, CAROL            1/29/2004     Unresolved
CC214044       WICKER, C                12/10/2003     Unresolved
CC164927       WILLIAMS, NICOLE          2/7/2002      Unresolved
CC182580       WILSON, HARVEY            3/28/2003     Unresolved
CC182581       WILSON, HARVEY            3/28/2003     Unresolved
CC182582       WILSON, HARVEY            3/28/2003     Unresolved
J2074          Wilson, Michelle          1/21/2004     Unresolved
CC182579       WILSON, HARVEY            3/28/2003     Unresolved
K 2021 (RS72)  WOODRUFF,                 1/17/2003     Unresolved
JPB01902       WOOTEN, KENNETH          12/17/2002     Unresolved
J2059          WORDEN, R.               11/26/2003     Unresolved
BW00071        WORTHER, JEFF             1/15/2002     Unresolved
CC182596       YOUNG, GROOMS             6/3/2003      Unresolved
CC182593       YOUNG, L                  3/21/2003     Unresolved


                                     5 of 5

                                  Attachments

                              GRIEVANCE FACT SHEET
----------------------------------------------------------------------------------------
GRIEVANCE NUMBER:           CC161691                                   DATE:   11/23/01
----------------------------------------------------------------------------------------
NAME OF AGGRIEVED         CLASSIFICATION          SHIFT     S.S. NUMBER       SENIORITY
----------------------------------------------------------------------------------------
Chris Gusta             Maintenance Clerk           2       ###-##-####        06/20/72
William Mills           Mill Maintenance            1       ###-##-####        06/18/65
James Arledge           Mill Maintenance            1       ###-##-####        09/18/70
James Rosenau           Mill Maintenance            1       ###-##-####        07/18/72
Joseph Rhome            Mill Maintenance            1       ###-##-####        07/06/92
Guy Kveen               Mill Maintenance            1       ###-##-####        05/16/94
Henry Hopkins           Mill Maintenance            2       ###-##-####        05/03/67
Patrick Dunlap          Mill Maintenance            2       ###-##-####        03/19/90
Charles Harmon          Mill Maintenance            2       ###-##-####        04/09/90
Paul Hil                Mill Maintenance            2       ###-##-####        07/07/97
Andrew Niemczyk         Mill Maintenance            2       ###-##-####        03/19/01
Virgil Murray           Mill Maintenance            3       ###-##-####        06/27/78
Daniel Cosco            Mill Maintenance            3       ###-##-####        02/19/90
Nick Comak              Mill Maintenance            3       ###-##-####        04/09/90
Timothy Luke            Mill Maintenance            3       ###-##-####        09/21/98
Brian Smith             Millwright Apprentice       2       ###-##-####        03/06/00
John Campbell           Millwright Apprentice       2       ###-##-####        03/06/00
Nicholas Summers        Millwright Apprentice       3       ###-##-####        03/06/00
Willie Hall             Oil House Operator          2       ###-##-####        06/17/69
Sarn Mallo              Oil House Operator          2       ###-##-####        02/08/72
Daniel Columbus         Oil House Operator          2       ###-##-####        07/14/72
Evell Walk              Rigger                      1       ###-##-####        05/18/62
Ralph Moorehead         Rigger                      1       ###-##-####        08/12/64
Jerry Upshaw            Rigger                      2       ###-##-####        07/24/64
Frank Pekala            Rigger                      2       ###-##-####        09/20/72
----------------------------------------------------------------------------------------

Nature of Complaint:  Note: Italics denotes a scheduled in for #2 shift employee. Others
                     -------------------------------------------------------------------
Others were signed and/or available for the opportunity but were not asked.
----------------------------------------------------------------------------------------

Adjustment Requested:  Pay all grievants 12 hours @ AER as though worked. Make all
                     -------------------------------------------------------------------
grievants whole in every way.
----------------------------------------------------------------------------------------

                                     COMMITTEEMAN:  /s/ [ILLEGIBLE]
                                                    ----------------------------

                              GRIEVANCE FACT SHEET

GRIEVANCE NUMBER:           JPB01102                          DATE:                 9/30/02

NAME OF AGGRIEVED        CLASSIFICATION        SHIFT    S.S. NUMBER       SENIORITY      HOURS     DEPT.
-----------------        --------------        -----    -----------       ---------      -----     -----
J. Proctor               Electrician             1      ###-##-####        3/23/79        12       1734
P. Wheeler               Electrician             1      ###-##-####        2/24/92        12       1734
C. Kimbrough             Electrician             1      ###-##-####        5/30/73        12       1734
H. Lawson                Electrician             1      ###-##-####         4/2/90        12       1734
M. Walker                Electrician             1      ###-##-####        4/17/89        12       1734
R. Clark                 Electrician             2      ###-##-####        8/17/90        12       1734
R. Weiss                 Electrician             2      ###-##-####       10/24/96        12       1734
J. Brent                 Electrician             2      ###-##-####        8/17/90        12       1734
B. Lopez                 Electrician             2      ###-##-####        7/10/89        12       1734
C. Reidt                 Electrician             3      ###-##-####        7/10/78        12       1734
B. Jinn                  Electrician             3      ###-##-####        8/17/90        12       1734
D. Jasper                Electrician             2      ###-##-####        3/31/97        24       1713
D. McCardle              Electrician             2      ###-##-####        11/2/98        36       1713
C. Myers                 Electrician             2      ###-##-####         2/2/98        48       1713
J. Surma                 Electrician             1      ###-##-####        3/31/98        12       1713
P. Agius                 Electrical App.         2      ###-##-####         7/8/02        36       1713
R. Farrell               Electrical App.         2      ###-##-####         7/8/02        24       1713
W. Gembarski             Electrical App.         2      ###-##-####         7/8/02        24       1713
C. Hadley                Electrical App.         2      ###-##-####         7/8/02        24       1713
D. Villareal             Electrical App.         2      ###-##-####         7/8/02        24       1731
G. Gardner               Electrician             1      ###-##-####        9/29/97        24       1731
Protested
Motor City Electric                 Electrical Contractor                            12 men

Nature of Complaint:     Days in question are: #1, 2, and 3 shifts Saturday, 9/28/02; #1, 2, and 3 shifts
Sunday, 9/29/02; #1 and #2 shifts Monday, 9/30/02.


Adjustment Requested:    Pay aggrieved employees the number of hours corresponding to the
HOURS column above @ AER as though worked. Utilize departmental employees before bringing
Outside Contractors in to displace department's normal employees. Make employees whole in every way.

                              Committeeman:       [ILLEGIBLE]
                                             ---------------------

                              GRIEVANCE FACT SHEET

Grievance Number:                                        Date:           8/23/02
Name of Aggrieved   Classification           Shift     S.S. Number  Seniority   Hours
Chirla, I.          Mill Maintenance           1       ###-##-####   3/19/90     24
Slack, R.           Mill Maintenance           1       ###-##-####   6/26/67     36
Mullins, D.         Mill Maintenance           2       ###-##-####   4/24/95     12
Suede, A.           Mill Maintenance           3       ###-##-####   7/07/97     12
Boldt, W.           Mill Maintenance           3       ###-##-####   8/14/95     12
Church, T.          Mill Maintenance           3       ###-##-####   1/19/99     12





Protested
J-9 Field Forces    Millwrights, Welders      2,3









Nature of Complaint: Days in question are: Tuesday 8/20/02: #2 shift for shear blades at K-32 and 55. Tuesday 8/20/02 #3 shift, and Wednesday 8/21/02, Thursday 8/22/02, Friday 8/23/02 #2 and #3 shifts on all days for Z-46 Downender Conveyor and Floorplates.
See attachments for details relative to specific shifts.


Adjustment Requested: Pay aggrieved employees the number of hours corresponding to the HOURS column above @ AER as though worked. Utilize departmental employees before bringing J-9 Field Forces in to displace department's normal employees. Make employees whole in every way.


                         Committeeman:


                         /s/ [ILLEGIBLE]